UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 19, 2005


                               SUNSET BRANDS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                    000-51162                     91-2007330

(State or other jurisdiction       (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)


        10990 Wilshire Boulevard, Suite 1220, Los Angeles, CA      90024

         (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (310) 478-4600
                                                           --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Other Events.
-------------------------

         On February 19, 2005, the Registrant issued a press release announcing the execution of an Agreement and Plan of Merger by and among IBF Fund Liquidating, LLC, a Delaware limited liability company, U.S. Mills, Inc., a Delaware corporation, USM Acquisition Sub, Inc., a Delaware corporation and the Registrant.

         A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         The following exhibit is filed as part of this report:

              99.1  Press Release of Sunset Brands, Inc. dated February 19, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SUNSET BRANDS, INC.


Date: February 18, 2005                   By:/s/TODD SANDERS
                                             ---------------
                                              Todd Sanders, CEO and President

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              Press release of Sunset Brands, Inc. dated February 19, 2005.